Triumph Bancorp, Inc. Transportation Presentation 2019 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our acquisitions of First Bancorp of Durango, Inc., Southern Colorado Corp., and the operating assets of Interstate Capital Corporation and certain of its affiliates) and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets, or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally, or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities, and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 12, 2019. Non-GAAP Financial Measures This presentation includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided at the end of the presentation. Numbers in this presentation may not sum due to rounding. Unless otherwise referenced, all data presented is as of September 30, 2019. PAGE DISCLAIMER

TRIUMPH BANCORP, INC. OVERVIEW PAGE Triumph Bancorp, Inc. (NASDAQ: TBK) (“Triumph”) is a financial holding company headquartered in Dallas, Texas. Triumph offers a diversified line of community banking, national lending, and commercial finance products through its bank subsidiary, TBK Bank, SSB. www.triumphbancorp.com TOTAL ASSETS $5.0 billion MARKET CAP $808.7 million TOTAL LOANS $4.2 billion TOTAL DEPOSITS $3.7 billion Data is as of and for the quarter ended September 30, 2019

Transportation Fintech platform

WE’RE BUILDING THE TRANSPORTATION FINTECH PLATFORM PAGE CARRIER INVOICE PRESENTMENT & BILLING FINANCING PAYMENT PAYOR AUTOMATED VERIFICATION VIRTUAL ACCOUNTS & CARDS FACTORING & QUICKPAY DATA

THE NEXUS OF BILLING AND PAYMENTS IN TRUCKING TriumphPay connects shippers, brokers, and carriers for the purpose of settling transactions. All parties benefit from leveraging a single integrated secure platform for submitting paperwork, accessing supply chain financing options, and processing payments. Triumph Business Capital accelerates the conversion of accounts receivable invoices into cash, providing timely working capital for carriers. The AI-enabled technology behind this process captures, aggregates and warehouses millions of data elements embedded within the invoices, creating a uniquely valuable data platform. PAGE

PAGE WHO ARE TRIUMPHPAY AND TRIUMPH BUSINESS CAPITAL? $2B IN RUN RATE PAYMENTS 150+ BROKERS AND ONE TOP 20 BROKER 25,000+ REGISTERED CARRIERS 20% QUICK PAY ADOPTION RATE $6B INVOICES PURCHASED ANNUALLY 3.5M INVOICES PROCESSED ANNUALLY 6,500+ ACTIVE CLIENTS 48 CONTIGUOUS STATES COVERED

PAGE TRIUMPH’S COMPETITIVE ADVANTAGE OPERATIONAL COSTS STRUCTURAL CUSTOMER EXPERIENCE Verification Remittance Cash Application Capital Control Speed Price - Large Price - Small FACTORS BANK FACTORS

FACTORING 101


CLIENT
ACCOUNT DEBTOR
FACTOR
TRIUMPH
BUSINESS CAPITAL

TRIUMPH BUSINESS CAPITAL ECONOMICS:*

1. Our client performs services for the account debtor.
2. The client generates an invoice for $1,000 payable in 30 days.
3. The client sells the invoice to Triumph (factor), who pays the client $900 ($1,000 less a 10% cash reserve or "holdback").
4. Triumph employs $900 of funds to acquire the invoice. We charge a 2.5% discount fee ($25), which reflects a ~2.8% yield on the actual funds employed. Assuming a similarly sized invoice, with the client, was collected ("turned") every 36 days (or ~10 times per year) Triumph's annualized yield on the $900 of Net Funds Employed is ~28% ($25 fee * 10 purchases annually / $900).
5. When the invoice is collected, the 10% holdback less our fee is paid to the client.

WHAT IS FACTORING?

- Factoring is one of the oldest forms of finance.
- Factoring is a financial transaction in which a business *sells* its accounts receivable to a third party (factor) at a discount. A business typically factors its receivable assets to meet its present and immediate cash needs. The transaction is a purchase of an invoice, not a loan.

WHAT IS THE MARKET?

- Factoring industry data is limited. Based on IFA* studies and discussions with industry experts, we estimate the market, excluding traditional factoring (textiles, furniture, etc.), at ~$120B in annual purchases.
  - Given these estimates, we assume transportation factoring is 45-50% of that market or approximately $60B.
    - We represent ~5% of the total market and ~10% of the transportation market.
    - We are among the 3 largest discount transportation factors and in the top 10 overall of discount factors.

WHO ARE OUR CLIENTS?

- Our typical client has limited financial systems.
- We can factor clients with historical losses, little (if any) net worth, early stage (less than 3 years activity) businesses, turnarounds and restructurings.

WHO IS TRIUMPH BUSINESS CAPITAL?

- We are a highly specialized factor in the transportation space factoring 3 groups of clients:
  - Recourse trucking
  - Non-recourse trucking (owner / operators)
  - Freight brokers
  - Other industry verticals
    - Similar collateral and portfolio servicing characteristics (staffing, warehousing, etc.)

Source: http://www.factoring.org
*Illustrative Example of a factoring Transaction

TRIUMPH
PAGE 9

TRIUMPHPAY 101



(Client) Broker
1 Approved Invoice
TRIUMPH PAY
QuickPay
2
Yes
Pay Carrier $1,960
24h
No
5
Pay Carrier $2,000
35
3
TBC drafts $2,000 from Broker
34
$20 revenue share paid monthly
4
TRIUMPH PAY

WHAT IS TRIUMPHPAY?

TriumphPay is a reverse factoring product that connects our proprietary payment processing system with a broker or third party logistics' (3PL) transportation management and accounting system to facilitate payments to carriers, provide improved liquidity options to clients, and generate enhanced revenue opportunities for both TBK and the client through QuickPay programs.

WHAT IS THE MARKET?

Based on our analysis of the third party logistics/broker portion of the for-hire trucking market, we estimate the market to be ~$170 billion.

WHO IS THE CUSTOMER?

Large and mid-sized freight brokers and 3PL firms who are suffering from factor fatigue, desire enhanced liquidity options and expanded revenue opportunities.

TRIUMPHPAY ECONOMICS:*

1. Client approves invoice for $2,000. Payment terms are 35 days.
2. Carrier opts for QuickPay. Triumph pays the carrier $1,960 same day or next day. The $40 difference represents the QuickPay fee. In this example arrangement, that fee is then split between the broker and Triumph, $20 each.
3. At day 35, Triumph drafts $2,000 from the broker.
4. The $20 fee retained by Triumph equates to an annualized yield of 9.6%

NO QUICKPAY

5. If the carrier declines to use QuickPay, at day 34 Triumph drafts $2,000 from Broker. Triumph then pays the Carrier on day 35 by wire, ACH or check. Two day average float to Triumph.

TRIUMPH

*Illustrative Example of a TriumphPay Transaction

PAGE 10

Triumph & TBK Bank

PLATFORM OVERVIEW – BRANCH NETWORK PAGE 61 TOTAL BRANCHES 37 in Colorado 15 in Illinois 3 in Iowa 3 in New Mexico 2 in Kansas 1 in Texas BRANCH LOCATIONS as of September 30, 2019

PLATFORM OVERVIEW – LENDING PAGE 27% Texas GEOGRAPHIC LENDING CONCENTRATIONS1 as of September 30, 2019 23% Colorado 1% Kansas 7% Iowa 14% Illinois 4% New Mexico 1 States with a physical branch presence. Excludes factored receivables

Q3 2019 RESULTS AND RECENT DEVELOPMENTS PAGE Diluted earnings per share of $0.56 for the quarter Total loans held for investment portfolio growth of $373.5 million Diversified loan growth, including $35.1 million in community banking, $89.0 million in commercial finance, and $249.4 million in national lending Deposit growth of $38.9 million, or 1.1% Noninterest bearing demand deposit growth of $70.0 million, or 10.2% Repurchased 850,093 shares of common stock into treasury stock under the stock repurchase program at an average price of $29.38, for a total of $25.0 million $14.3 million Net income to common stockholders LOAN GROWTH 9.7% Loans Held for Investment NIM 5.85% Net Interest Margin1 ROATCE 12.56% Return on Average Tangible Common Equity2 TCE/TA 9.10% Tangible Common Equity / Tangible Assets2 1 Includes discount accretion on purchased loans of $1,159 in Q3 2019 2 Reconciliations of non-GAAP financial measures can be found at the end of the presentation

PAGE NET INTEREST INCOME TO AVERAGE ASSETS Q3 5.31% Goal 6.00 - 6.50% NET OVERHEAD RATIO Q3 3.64% Goal 3.00 - 3.50% Annualized performance metrics presented are for the three months ended September 30, 2019 Reconciliations of these financial measures can be found at the end of the presentation LONG TERM PERFORMANCE GOALS VS ACTUAL Q3 PRE-PROVISION NET REVENUE Q3 1.67% Goal > 3.00% CREDIT COSTS Q3 0.23% Goal < 0.30% TAXES Q3 0.27% Goal ~ 0.57% RETURN ON AVERAGE ASSETS Q3 1.17% Goal > 2.00% AVERAGE TANGIBLE COMMON EQUITY TO AVERAGE ASSETS Q3 9.34% Goal ~ 8.75% RETURN ON AVERAGE TANGIBLE COMMON EQUITY (“ROATCE”) Goal > 20.00% Q3 12.56%

LOAN PORTFOLIO PAGE TOTAL LOANS COMMUNITY BANKING Focused on core deposit generation and business lending in the communities we serve COMMERCIAL FINANCE Factoring, asset based lending, and equipment finance produce top tier return on assets NATIONAL LENDING Mortgage warehouse to provide portfolio diversification, premium finance to complement our commercial finance products, and liquid credit to opportunistically scale our loan portfolio $4,216.9 Million Total loans include $4.5 million of 1-4 residential mortgage loans held for sale and $3.0 million of commercial liquid credit loans held for sale Chart data labels – dollars in millions

LOAN PORTFOLIO DETAIL PAGE COMMUNITY BANKING 53% of Total Portfolio NATIONAL LENDING 17% of Total Portfolio COMMERCIAL FINANCE 30% of Total Portfolio $2,211.2 $729.6 $1,276.1 Chart data labels – dollars in millions (1) Includes $4.5 million of mortgage loans held for sale (2) Includes $3.0 million of liquid credit loans held for sale 43738 Loan Summary Chart Q3 2019 Commercial Real Estate $1,115.5999999999999 Community Banking $2,211.1999999999998 0.52436624060328674 Construction, Land Development, Land $164.2 Commercial Finance $1,276.999999999999 0.30261566553629443 1-4 Family Residential Properties $186.4 Community Banking National Lending $729.6 0.1730180938604188 Farmland $161.4 $4,216.8999999999996 Commercial $1,369.5 Community Banking Chart Factored receivables $599.70000000000005 Real Estate & Farmland $1,632.1000000000001 0.73810600578871199 Consumer $25 Commercial $554.1 0.25058791606367581 Mortgage Warehouse $587.70000000000005 Consumer $25 1.1306078147612154E-2 Agriculture $143.19999999999999 <<<<<<<<<< MANUAL UPDATE $2,211.2000000000003 0 Commercial Finance Chart Commercial - Equipment $429.4 Factored Receivables $599.70000000000005 0.46994749627772125 Commercial - Asset-based lending $247 Equipment Finance $429.4 0.33649400517200845 National Lending Asset-Based Lending $247 0.19355849855027038 Commercial - Liquid credit $37.4 $1,276.999999999999 0 Commercial - Premium finance $101.6 National Lending Chart Commercial Finance: Mortgage Warehouse $587.70000000000005 0.80550986842105265 Mortgage Loans HFS $4.5 <<<<<<<<<< MANUAL UPDATE Liquid Credit $40.299999999999997 5.5235745614035082E-2 Liquid credit HFS $3 <<<<<<<<<< MANUAL UPDATE Premium Finance $101.6 0.13925438596491227 $729.6 0 REAL ESTATE FACTORED RECEIVABLES Commercial Real Estate $1,115.5999999999999 Triumph Business Capital $562 $0 Construction, Land & Development $164.2 Other Factored Receivables $37.699999999999996 <<<<<<<<<< MANUAL UPDATE (TCF and TPay) 1-4 Family Residential(1) $190.9 Farmland $161.4 EQUIPMENT FINANCE $429.4 COMMERCIAL ASSET BASED LENDING $247 Agriculture $143.19999999999999 General $410.90000000000003 $1,276.999999999999 CONSUMER $25 MORTGAGE WAREHOUSE $587.70000000000005 $2,211.2000000000003 LIQUID CREDIT(2) $40.299999999999997 PREMIUM FINANCE $101.6 LIQUID CREDIT(2) $729.6 43738 Loan Summary Chart Q3 2019 Commercial Real Estate $1,115.5999999999999 Community Banking $2,211.1999999999998 0.52436624060328674 Construction, Land Development, Land $164.2 Commercial Finance $1,276.999999999999 0.30261566553629443 1-4 Family Residential Properties $186.4 Community Banking National Lending $729.6 0.1730180938604188 Farmland $161.4 $4,216.8999999999996 Commercial $1,369.5 Community Banking Chart Factored receivables $599.70000000000005 Real Estate & Farmland $1,632.1000000000001 0.73810600578871199 Consumer $25 Commercial $554.1 0.25058791606367581 Mortgage Warehouse $587.70000000000005 Consumer $25 1.1306078147612154E-2 Agriculture $143.19999999999999 <<<<<<<<<< MANUAL UPDATE $2,211.2000000000003 0 Commercial Finance Chart Commercial - Equipment $429.4 Factored Receivables $599.70000000000005 0.46994749627772125 Commercial - Asset-based lending $247 Equipment Finance $429.4 0.33649400517200845 National Lending Asset-Based Lending $247 0.19355849855027038 Commercial - Liquid credit $37.4 $1,276.999999999999 0 Commercial - Premium finance $101.6 National Lending Chart Commercial Finance: Mortgage Warehouse $587.70000000000005 0.80550986842105265 Mortgage Loans HFS $4.5 <<<<<<<<<< MANUAL UPDATE Liquid Credit $40.299999999999997 5.5235745614035082E-2 Liquid credit HFS $3 <<<<<<<<<< MANUAL UPDATE Premium Finance $101.6 0.13925438596491227 $729.6 0 REAL ESTATE FACTORED RECEIVABLES Commercial Real Estate $1,115.5999999999999 Triumph Business Capital $562 $0 Construction, Land & Development $164.2 Other Factored Receivables $37.699999999999996 <<<<<<<<<< MANUAL UPDATE (TCF and TPay) 1-4 Family Residential(1) $190.9 Farmland $161.4 EQUIPMENT FINANCE $429.4 COMMERCIAL ASSET BASED LENDING $247 Agriculture $143.19999999999999 General $410.90000000000003 $1,276.999999999999 CONSUMER $25 MORTGAGE WAREHOUSE $587.70000000000005 $2,211.2000000000003 LIQUID CREDIT(2) $40.299999999999997 PREMIUM FINANCE $101.6 LIQUID CREDIT(2) $729.6 43738 Loan Summary Chart Q3 2019 Commercial Real Estate $1,115.5999999999999 Community Banking $2,211.1999999999998 0.52436624060328674 Construction, Land Development, Land $164.2 Commercial Finance $1,276.999999999999 0.30261566553629443 1-4 Family Residential Properties $186.4 Community Banking National Lending $729.6 0.1730180938604188 Farmland $161.4 $4,216.8999999999996 Commercial $1,369.5 Community Banking Chart Factored receivables $599.70000000000005 Real Estate & Farmland $1,632.1000000000001 0.73810600578871199 Consumer $25 Commercial $554.1 0.25058791606367581 Mortgage Warehouse $587.70000000000005 Consumer $25 1.1306078147612154E-2 Agriculture $143.19999999999999 <<<<<<<<<< MANUAL UPDATE $2,211.2000000000003 0 Commercial Finance Chart Commercial - Equipment $429.4 Factored Receivables $599.70000000000005 0.46994749627772125 Commercial - Asset-based lending $247 Equipment Finance $429.4 0.33649400517200845 National Lending Asset-Based Lending $247 0.19355849855027038 Commercial - Liquid credit $37.4 $1,276.999999999999 0 Commercial - Premium finance $101.6 National Lending Chart Commercial Finance: Mortgage Warehouse $587.70000000000005 0.80550986842105265 Mortgage Loans HFS $4.5 <<<<<<<<<< MANUAL UPDATE Liquid Credit $40.299999999999997 5.5235745614035082E-2 Liquid credit HFS $3 <<<<<<<<<< MANUAL UPDATE Premium Finance $101.6 0.13925438596491227 $729.6 0 REAL ESTATE FACTORED RECEIVABLES Commercial Real Estate $1,115.5999999999999 Triumph Business Capital $562 $0 Construction, Land & Development $164.2 Other Factored Receivables $37.699999999999996 <<<<<<<<<< MANUAL UPDATE (TCF and TPay) 1-4 Family Residential(1) $190.9 Farmland $161.4 EQUIPMENT FINANCE $429.4 COMMERCIAL ASSET BASED LENDING $247 Agriculture $143.19999999999999 General $410.90000000000003 $1,276.999999999999 CONSUMER $25 MORTGAGE WAREHOUSE $587.70000000000005 $2,211.2000000000003 LIQUID CREDIT(2) $40.299999999999997 PREMIUM FINANCE $101.6 LIQUID CREDIT(2) $729.6

TRIUMPH BUSINESS CAPITAL FACTORING PAGE Yield of 18.23% in the current quarter Average annual charge-off rate of 0.36% over the past 3 years 6,471 factoring clients at September 30, 2019 * On June 2, 2018, we acquired $131.0 million of transportation factoring assets via the acquisition of Interstate Capital Corporation and certain of its affiliates

IMPACT OF SPOT RATES ON TRUCK ORDERS Spot rates are highly correlated with new truck orders. The chart below shows three years of history demonstrating the relationship between spot rates and new truck orders. Greater orders of trucks, as we saw in 2018 lead to greater capacity in the market and pressure on spot rates, in the absence of increasing demand for freight services. PAGE * SOURCE: Freightwaves.com SONAR DAT Van Freight Rate Index (National US Long Haul Van Futures) Compare Orders.CL8 8599 1.429 0.055 (4.00%) 55.0k 50.0k 45.0k 40.0k 35.0k 30.0k 25.0k 20.0k 15.0k 10.00k 8.60k Oct 2017 Apr Jul Oct 2018 Apr Jul Oct 2019 Apr Jul 2.200 2.100 2.000 1.900 1.800 1.700 1.600 1.500 1.400 1.300 1.200 1.429

ANNUAL GROSS REVENUES (8% GDP) $750 Billion: 4 Million Trucks FOR-HIRE $400 Billion: 2.6 Million Trucks CONTRACT $225 Billion 3PLs/BROKER $175 Billion Fleet Size Nbr. Carriers Nbr. Trucks 1 to 5 189,200 300,000 6 to 25 32,200 350,000 26 to 100 8,400 400,000 101 to 1,000 2,500 550,000 Over 1,000 200 1,000,000 All Carriers 232,000 2,600,000 Annual Revenue Nbr. 3PLs $ Billions Inactive 5,300 Under $1 Million 11,300 2 $1 - $10 Million 2,100 6 $10 - $100 Million 500 22 Over $100 Million 300 145 All 3PLs 19,500 175 ~$170 Billion TRIUMPH’S TRANSPORTATION FINANCE OPPORTUNITY PAGE ~$60 Billion *This data utilizes high-level estimates from multiple data sources including FMCSA authority registrations, carrier reported numbers of power units, mercantile credit bureau reports and Triumph’s own portfolio data Triumph purchases ~10% of the available invoices from our ~$60 billion target market

TRANSPORTATION FINANCE PAGE Gross transportation revenue consists of factoring revenue from transportation clients, interest and fees from commercial loans to borrowers in transportation industries, transportation related insurance commissions, and revenue from TriumphPay. Total gross revenue consists of total interest income and noninterest income. Transportation assets include transportation related factored receivables and commercial loans to borrowers in transportation industries. By proudly banking truckers, we intend to be a dominant player in a large industry that is a profitable sector for a well-positioned bank. Products we offer to transportation clients include: Checking Payments Treasury management Factoring Equipment finance TriumphPay Commercial lending Fuel cards Premium finance Insurance brokerage

CARRIER PAYMENT PLATFORM PAGE CLIENTS ON PLATFORM

LOAN PORTFOLIO PAGE

DEPOSIT MIX PAGE *Deposits totaling $601.2 million and $73.5 million were assumed on September 8, 2018 in the First Bancorp of Durango, Inc. and Southern Colorado Corp. acquisitions, respectively

FINANCIAL HIGHLIGHTS PAGE 1) Reconciliations of non-GAAP financial measures can be found at the end of the presentation. Adjusted metrics exclude material gains and expenses related to merger and acquisition-related activities, net of tax where applicable. 2) Includes discount accretion on purchased loans of $1,271 in 3Q18, $1,411 in 4Q18, $1,557 in 1Q19, $1,297 in 2Q19, and $1,159 in 3Q19 (dollars in thousands). 3) Asset quality ratios exclude loans held for sale. 4) Current quarter ratios are preliminary 43738QTD 43646QTD 43555QTD 43465QTD 43373QTD 43738 43646 43555 43465 43373 As of and For the Three Months Ended Key Metrics September 30, June 30, March 31, December 31, September 30, 2019 2019 2019 2018 2018 Performance ratios - annualized ROAA Return on average assets 1.173453128748691% 1.876615488242248% 1.332190367705069% 1.598366446545838% .895888860348001% ROATCE Return on average tangible common equity (ROATCE) (1) 0.12559026841175483 0.11189292823949414 0.13429444272197608 0.16734623929529752 7.566729599617285% Yield_Loans Yield on loans(2) 7.630000000000001% 7.95% 7.99% 8.14% 8.33% CostOfTotalDeposits Cost of total deposits 1.192244184812073% 1.140128137340148% .989966407274788% .909444799833016% .854826457502392% NIM Net interest margin(2) 5.845561266839475% 5.991831221661632% 6.149417161132849% 6.340318149705548% 6.587251816912991% Net_Nonint_Exp_Avg_Assets Net non-interest expense to average assets 3.639886331521293% 3.680733159739261% 3.696209686233955% 3.55021454457923% 4.190323750768411% Net_Nonint_Exp_Avg_Assets_Adj Adjusted net non-interest expense to average assets (1) 3.639886331521293% 3.680733159739261% 3.696209686233955% 3.55021454457923% 3.616676755337314% Efficiency_Unadjusted Efficiency ratio 0.71927077549948848 0.71371487891882912 0.70540688936196283 0.65521880825205669 0.721482498835187 Efficiency Adjusted efficiency ratio (1) 0.71927077549948848 0.71371487891882912 0.70540688936196283 0.65521880825205669 0.63493709562202605 Asset Quality(3) Nonperforming assets to total assets Non-performing assets to total assets .910590458116827% .857816824716732% .842247851607903% .839492440313445% .93030749584206% ALLL to total loans ALLL to total loans .757705877084641% .766859850209977% .764074202524365% .764026598356613% .776050405692479% Net charge-offs to average loans Net charge-offs to average loans 98013574626164548.980135746261646% 50443824731717082.504438247317171% 27730538396891915.277305383968919% 45176188551532438.451761885515324% .124316094470515% Capital(4) Tier 1 capital to average assets Tier 1 capital to average assets 0.10366413147815208 0.10837248543059837 0.113191 0.110794 0.11748529030204684 Tier 1 capital to risk-weighted assets Tier 1 capital to risk-weighted assets 0.10081666587450022 0.110842 0.117589 0.114901 0.11160782043180321 Common equity tier 1 capital to risk-weighted assets Common equity tier 1 capital to risk-weighted assets 9.256526487214234% 0.101906 0.108129 0.10545400000000001 9.963598284830128% Total capital to risk-weighted assets Total capital to risk-weighted assets 0.11787892385872475 0.128774 0.13619400000000001 0.133522 0.13048520111929465 Per Share Amounts Common Book Value per share, basic Book value per share $24.989866142755425 $24.5574121286764 $24.194290588437159 $23.621812441780939 $23.09693951782895 Tangible common book value per common share Tangible book value per share (1) $17.400949495395629 $17.126855754196036 $16.818047069252106 $16.222260677353741 $15.416442086364484 EPS_Basic Basic earnings per common share $0.55880148667047913 $0.4822823240343197 $0.55426433517403839 $0.67818178436645749 $0.34282489208822919 EPS_Diluted Diluted earnings per common share $0.55633873594118488 $0.48064223345025886 $0.55190689466232712 $0.67030412762111058 $0.33970561035251029 DilutedEPS_Adj Adjusted diluted earnings per common share(1) $0.55633873594118488 $0.48064223345025886 $0.55190689466232712 $0.67 $0.51

NON-GAAP FINANCIAL RECONCILIATION PAGE 43738QTD 43646QTD 43555QTD 43465QTD 43373QTD 43738YTD 43373YTD Period end date 43738 43646 43555 43465 43373 43738 43373 Quarter 3 YTD Columns hidden for March Days in Year 365 365 365 365 365 365 365 Days in Quarter 92 91 90 92 92 273 273 As of and for the Three Months Ended As of and for the Nine Months Ended (Dollars in thousands, September 30, June 30, March 31, December 31, September 30, September 30, September 30, except per share amounts) 2019 2019 2019 2018 2018 2019 2018 Net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $8,975 $41,835 $33,045 Gain on sale of subsidiary or division 0 0 0 0 0 0 -1,071 Transaction related costs 0 0 0 0 5,871 0 6,965 Tax effect of adjustments 0 0 0 0 -1,392 0 -1,401 Adjusted net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $13,454 $41,835 $37,538 Manual Adj Dilutive effect of convertible preferred stock 0 0 0 0 195 0 578 Adjusted net income available to common stockholders - diluted $14,317 $12,730 $14,788 $18,085 $13,649 $41,835 $38,116 Diluted_Shrs Weighted average shares outstanding - diluted 25,734,471.402173914 26,486,423.318681318 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 26,331,740 24,974,308 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 25,734,471.402173914 26,486,423.318681318 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 26,331,740 24,974,308 YTD YTD Adjusted diluted earnings per common share $0.56000000000000005 $0.48 $0.55000000000000004 $0.67 $0.51 $1.59 $1.53 $3.6612640588151724E-3 $1.225528582615043E-3 $0 AvgTotalEqty Average total stockholders' equity $,646,041.23177669407 $,652,347.38715799293 $,644,960.20639636007 $,632,126.24681310402 $,618,682.20802035497 $,647,786.90157654998 $,534,958.1411370002 Average preferred stock liquidation preference 0 0 0 2,624.3479347799439 9,657.6003999999957 0 9,657.6003999999957 AvgCmnEqty Average total common stockholders' equity ,646,041.23177669407 ,652,347.38715799293 ,644,960.20639636007 ,629,501.89887832408 ,609,024.60762035497 ,647,786.90157654998 ,525,300.41371370002 AvgGWandIntangibles Average goodwill and other intangibles ,193,765.17196175098 ,196,001.56639769298 ,198,389.14513144398 ,200,753.90158652002 ,138,471.27123294101 ,196,035.2353297002 95,219.965845202998 Average tangible common stockholders' equity $,452,276.5981494312 $,456,345.82076029992 $,446,571.6126491609 $,428,747.99729180406 $,470,553.33638741396 $,451,751.87804357999 $,430,080.44786849699 Net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $8,975 $41,835 $33,045 AvgTangEq Average tangible common equity ,452,276.5981494306 ,456,345.82076029998 ,446,571.6126491609 ,428,747.99729180406 ,470,553.33638741396 ,451,751.87804357999 ,430,080.44786849694 Return on average tangible common equity 0.12558953778714052 0.11188858928262173 0.13429789961239313 0.16734835426017747 7.5671202822384542E-2 0.12381407687882581 0.10272739478162216 Adjusted efficiency ratio: Net interest income $64,765 $63,419 $61,311 $64,881 $61,782 $,189,495 $,162,169 Non-interest income 7,742 7,623 7,538 6,794 6,059 22,903 16,176 Operating revenue 72,507 71,042 68,849 71,675 67,841 ,212,398 ,178,345 Manual Adj Gain on sale of subsidiary or division 0 0 0 0 0 0 -1,071 Adjusted operating revenue $72,507 $71,042 $68,849 $71,675 $67,841 $,212,398 $,177,274 Non-interest expenses $52,153 $50,704 $48,566 $46,962 $48,946 $,151,423 $,120,391 Manual Adj Transaction related costs 0 0 0 0 -5,871 0 -6,965 Adjusted non-interest expenses $52,153 $50,704 $48,566 $46,962 $43,075 $,151,423 $,113,426 Adjusted efficiency ratio 0.71928227619402263 0.71371864530840912 0.70539877122398287 0.65520753400767351 0.63494052269276691 0.71292102562171022 0.63983438067624132 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $52,153 $50,704 $48,566 $46,962 $48,946 $,151,423 $,120,391 Manual Adj Transaction related costs 0 0 0 0 -5,871 0 -6,965 Adjusted non-interest expenses $52,153 $50,704 $48,566 $46,962 $43,075 $,151,423 $,113,426 Total non-interest income $7,742 $7,623 $7,538 $6,794 $6,059 $22,903 $16,176 Gain on sale of subsidiary or division 0 0 0 0 0 0 -1,071 Adjusted non-interest income $7,742 $7,623 $7,538 $6,794 $6,059 $22,903 $15,105 Adjusted net non-interest expenses $44,411 $43,081 $41,028 $40,168 $37,016 $,128,520 $98,321 AvgAssets Average total assets $4,840,540 $4,694,647 $4,501,760 $4,488,918 $4,060,560 $4,680,234 $3,702,513 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.6400032892485404E-2 3.6807329194807961E-2 3.6961395839256943E-2 3.5501244155728279E-2 3.6166675660928321E-2 3.6714140624329726E-2 3.550421479946643E-2 Total stockholders' equity $,633,693 $,643,362 $,646,216 $,636,607 $,616,641 $,633,693 $,616,641 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference 0 0 0 0 -9,658 0 -9,658 Total common stockholders' equity ,633,693 ,643,362 ,646,216 ,636,607 ,606,983 ,633,693 ,606,983 Goodwill and other intangibles -,192,440 -,194,668 -,197,015 -,199,417 -,201,842 -,192,440 -,201,842 Tangible common stockholders' equity $,441,253 $,448,694 $,449,201 $,437,190 $,405,141 $,441,253 $,405,141 Common shares outstanding, end of period Common shares outstanding 25,357,985 26,198,308 26,709,411 26,949,936 26,279,761 25,357,985 26,279,761 Tangible book value per share $17.400948852994432 $17.12683124421623 $16.818079589999197 $16.22230197503994 $15.416464403919047 $17.400948852994432 $15.416464403919047 Total assets at end of period $5,039,697 $4,783,189 $4,529,783 $4,559,779 $4,537,102 $5,039,697 $4,537,102 Goodwill and other intangibles -,192,440 -,194,668 -,197,015 -,199,417 -,201,842 -,192,440 -,201,842 Tangible assets at period end $4,847,257 $4,588,521 $4,332,768 $4,360,362 $4,335,260 $4,847,257 $4,335,260 Tangible common stockholders' equity ratio 9.1031484404478655E-2 9.7786192980265321E-2 0.10367529486923832 0.10026461105752228 9.3452526492067367E-2 9.1031484404478655E-2 9.3452526492067367E-2 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 $0 $0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2019 2019 2019 2018 2018 Net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $8,975 Gain on sale of subsidiary or division 0 0 0 0 0 Transaction related costs 0 0 0 0 5,871 Tax effect of adjustments 0 0 0 0 -1,392 Adjusted net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $13,454 Dilutive effect of convertible preferred stock 0 0 0 0 195 Adjusted net income available to common stockholders - diluted $14,317 $12,730 $14,788 $18,085 $13,649 Weighted average shares outstanding - diluted 25,734,471.402173914 26,486,423.318681318 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 25,734,471.402173914 26,486,423.318681318 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 Adjusted diluted earnings per common share $0.56000000000000005 $0.48 $0.55000000000000004 $0.67 $0.51 Average total stockholders' equity $,646,041.23177669407 $,652,347.38715799293 $,644,960.20639636007 $,632,126.24681310402 $,618,682.20802035497 Average preferred stock liquidation preference 0 0 0 2,624.3479347799439 9,657.6003999999957 Average total common stockholders' equity ,646,041.23177669407 ,652,347.38715799293 ,644,960.20639636007 ,629,501.89887832408 ,609,024.60762035497 Average goodwill and other intangibles ,193,765.17196175098 ,196,001.56639769298 ,198,389.14513144398 ,200,753.90158652002 ,138,471.27123294101 Average tangible common stockholders' equity $,452,276.5981494312 $,456,345.82076029992 $,446,571.6126491609 $,428,747.99729180406 $,470,553.33638741396 Net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $8,975 Average tangible common equity ,452,276.5981494306 ,456,345.82076029998 ,446,571.6126491609 ,428,747.99729180406 ,470,553.33638741396 Return on average tangible common equity 0.12558953778714052 0.11188858928262173 0.13429789961239313 0.16734835426017747 7.5671202822384542E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2019 2019 2019 2018 2018 Adjusted efficiency ratio: Net interest income $64,765 $63,419 $61,311 $64,881 $61,782 Non-interest income 7,742 7,623 7,538 6,794 6,059 Operating revenue 72,507 71,042 68,849 71,675 67,841 Gain on sale of subsidiary or division 0 0 0 0 0 Adjusted operating revenue $72,507 $71,042 $68,849 $71,675 $67,841 Non-interest expenses $52,153 $50,704 $48,566 $46,962 $48,946 Transaction related costs 0 0 0 0 -5,871 Adjusted non-interest expenses $52,153 $50,704 $48,566 $46,962 $43,075 Adjusted efficiency ratio 0.71928227619402263 0.71371864530840912 0.70539877122398287 0.65520753400767351 0.63494052269276691 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $52,153 $50,704 $48,566 $46,962 $48,946 Transaction related costs 0 0 0 0 -5,871 Adjusted non-interest expenses $52,153 $50,704 $48,566 $46,962 $43,075 Total non-interest income $7,742 $7,623 $7,538 $6,794 $6,059 Gain on sale of subsidiary or division 0 0 0 0 0 Adjusted non-interest income $7,742 $7,623 $7,538 $6,794 $6,059 Adjusted net non-interest expenses $44,411 $43,081 $41,028 $40,168 $37,016 Average total assets 4,840,540 4,694,647 4,501,760 4,488,918 4,060,560 Adjusted net non-interest expense to average assets ratio 3.6400032892485404E-2 3.6807329194807961E-2 3.6961395839256943E-2 3.5501244155728279E-2 3.6166675660928321E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2019 2019 2019 2018 2018 Total stockholders' equity $,633,693 $,643,362 $,646,216 $,636,607 $,616,641 Preferred stock liquidation preference 0 0 0 0 -9,658 Total common stockholders' equity ,633,693 ,643,362 ,646,216 ,636,607 ,606,983 Goodwill and other intangibles -,192,440 -,194,668 -,197,015 -,199,417 -,201,842 Tangible common stockholders' equity $,441,253 $,448,694 $,449,201 $,437,190 $,405,141 Common shares outstanding at end of period 25,357,985 26,198,308 26,709,411 26,949,936 26,279,761 Tangible book value per share $17.400948852994432 $17.12683124421623 $16.818079589999197 $16.22230197503994 $15.416464403919047 Total assets at end of period $5,039,697 $4,783,189 $4,529,783 $4,559,779 $4,537,102 Goodwill and other intangibles -,192,440 -,194,668 -,197,015 -,199,417 -,201,842 Tangible assets at period end $4,847,257 $4,588,521 $4,332,768 $4,360,362 $4,335,260 Tangible common stockholders' equity ratio 9.1031484404478655E-2 9.7786192980265321E-2 0.10367529486923832 0.10026461105752228 9.3452526492067367E-2 92 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended September 30, 2019 September 30, 2019 (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Loan Discount Accretion Net interest income $64,765 Provision for loan losses $2,865 Int_Inc_Discount_Loans $1,159 Average total assets 4,840,540 Average total assets 4,840,540 Int_Inc_Discount_Factored_Rec $0 Net interest income to average assets 5.3100000000000001E-2 Credit costs to average assets 2.3E-3 Net noninterest expense to average total assets: Taxes to average total assets: CHANGE LABEL TO ADJUSTED WHEN THERE IS A CORE RATIO Adjusted net noninterest expense Total noninterest expense $52,153 Income tax expense $3,172 Total noninterest income 7,742 Average total assets 4,840,540 Net noninterest expense $44,411 Taxes to average assets 2.6999999999999997E-3 MANUAL ADJ FOR ROUNDING Average total assets 4,840,540 Net noninterest expense to average assets ratio 3.6400000000000002E-2 Return on average total assets: Net interest income to average assets 5.31% Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio -3.64% Net interest income $64,765 Pre-provision net revenue to average assets 1.67% Net noninterest expense ,-44,411 Credit costs to average assets -0.23% Pre-provision net revenue $20,354 Taxes to average assets -0.27% Average total assets 4,840,540 Return on average assets 1.17E-2 Pre-provision net revenue to average assets 1.67E-2 0 0 $ Amount -3.4531287486908382E-5 Discount Accretion #REF! (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Net interest income Provision for loan losses Average total assets Average total assets Net interest income to average assets Credit costs to average assets Net noninterest expense to average total assets: Taxes to average total assets: Total noninterest expense Income tax expense Transaction related costs Tax effect of adjustments Adjusted noninterest expense Adjusted tax expense Total noninterest income Average total assets Net noninterest expense Taxes to average assets Average total assets Net noninterest expense to average assets ratio Return on average total assets: Net interest income to average assets Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio Net interest income Pre-provision net revenue to average assets Net noninterest expense Credit costs to average assets Pre-provision net revenue Taxes to average assets Average total assets Return on average assets Pre-provision net revenue to average assets (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total equity: Credit costs to average total equity: Net interest income $64,765 Provision for loan losses $2,865 Average total equity ,646,041 Average total equity ,646,041 Net interest income to average equity 0.3977 Credit costs to average equity 1.7600000000000001E-2 Net noninterest expense to average total equity: Taxes to average total equity: Total noninterest expense $52,153 Income tax expense $3,172 Total noninterest income 7,742 Average total equity ,646,041 Net noninterest expense $44,411 Taxes to average equity 1.95E-2 Average total equity ,646,041 Net noninterest expense to average equity ratio 0.2727 Return on average total equity: Pre-provision net revenue to average total equity: Net interest income to average equity 0.3977 Net interest income $64,765 Net noninterest expense to average equity ratio -0.2727 Net noninterest expense ,-44,411 Pre-provision net revenue to average equity 0.125 Pre-provision net revenue $20,354 Credit costs to average equity -1.76% Average total equity ,646,041 Taxes to average equity -1.95% Pre-provision net revenue to average equity 0.125 Return on average equity 8.7899999999999992E-2 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended September 30, 2019 September 30, 2019 (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Return on average total assets: Net interest income $64,765 Net interest income to average assets 5.308252753330971% 5.31% Average total assets 4,840,540 Net noninterest expense to average assets ratio -3.64000328924854% -3.64% Net interest income to average assets 5.3082527533309706E-2 Pre-provision net revenue to average assets 1.66824946408243% 1.67% Credit costs to average assets -0.234820414395016% -0.23% Net noninterest expense to average total assets: Taxes to average assets -0.269982671714133% -0.27% Total noninterest expense $52,153 Return on average assets 1.1734531287486909E-2 1.1699999999999999E-2 Total noninterest income 7,742 Net noninterest expense $44,411 Average tangible common equity to average assets: Average total assets 4,840,540 Average tangible equity $,452,276.5981494312 Net noninterest expense to average assets ratio 3.6400032892485404E-2 Average assets 4,840,540 Average tangible equity to average assets 9.343504233307505E-2 Pre-provision net revenue to average total assets: Net interest income $64,765 Return on average tangible common equity: Net noninterest expense 44,411 Return on average assets 1.173453128748691% Pre-provision net revenue $20,354 Average tangible equity to average assets 9.343504233307505% Average total assets 4,840,540 Return on average tangible common equity: 0.12559026029715839 Pre-provision net revenue to average assets 1.6682494640824299E-2 Credit costs to average total assets: Provision for loan losses $2,865 Average total assets 4,840,540 Credit costs to average assets 2.348204143950163E-3 Taxes to average total assets: Income tax expense $3,172 Average total assets 4,840,540 Taxes to average assets 2.6998267171413322E-3 0

NON-GAAP FINANCIAL RECONCILIATION PAGE 43738QTD 42916QTD 42825QTD 42460QTD 42185QTD 43738YTD 43373YTD Period end date 43738 43646 43555 43465 43373 43738 43373 Quarter 3 YTD Columns hidden for March Days in Year 365 365 365 365 365 365 365 Days in Quarter 92 91 90 92 92 273 273 As of and for the Three Months Ended As of and for the Nine Months Ended (Dollars in thousands, September 30, June 30, March 31, December 31, September 30, September 30, September 30, except per share amounts) 2019 2019 2019 2018 2018 2019 2018 Net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $8,975 $41,835 $33,045 Gain on sale of subsidiary or division 0 0 0 0 0 0 -1,071 Transaction related costs 0 0 0 0 5,871 0 6,965 Tax effect of adjustments 0 0 0 0 -1,392 0 -1,401 Adjusted net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $13,454 $41,835 $37,538 Manual Adj Dilutive effect of convertible preferred stock 0 0 0 0 195 0 578 Adjusted net income available to common stockholders - diluted $14,317 $12,730 $14,788 $18,085 $13,649 $41,835 $38,116 Diluted_Shrs Weighted average shares outstanding - diluted 25,734,471.402173914 26,486,423.318681318 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 26,331,740 24,974,308 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 25,734,471.402173914 26,486,423.318681318 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 26,331,740 24,974,308 YTD YTD Adjusted diluted earnings per common share $0.56000000000000005 $0.48 $0.55000000000000004 $0.67 $0.51 $1.59 $1.53 $3.6612640588151724E-3 $1.225528582615043E-3 $0 Net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $8,975 $41,835 $33,045 AvgTangEq Average tangible common equity ,452,276.5981494306 ,456,345.82076029998 ,446,571.6126491609 ,428,747.99729180406 ,470,553.33638741396 ,451,751.87804357999 ,430,080.44786849694 Return on average tangible common equity 0.12558953778714052 0.11188858928262173 0.13429789961239313 0.16734835426017747 7.5671202822384542E-2 0.12381407687882581 0.10272739478162216 Adjusted efficiency ratio: Net interest income $64,765 $63,419 $61,311 $64,881 $61,782 $,189,495 $,162,169 Non-interest income 7,742 7,623 7,538 6,794 6,059 22,903 16,176 Operating revenue 72,507 71,042 68,849 71,675 67,841 ,212,398 ,178,345 Manual Adj Gain on sale of subsidiary or division 0 0 0 0 0 0 -1,071 Adjusted operating revenue $72,507 $71,042 $68,849 $71,675 $67,841 $,212,398 $,177,274 Non-interest expenses $52,153 $50,704 $48,566 $46,962 $48,946 $,151,423 $,120,391 Manual Adj Transaction related costs 0 0 0 0 -5,871 0 -6,965 Adjusted non-interest expenses $52,153 $50,704 $48,566 $46,962 $43,075 $,151,423 $,113,426 Adjusted efficiency ratio 0.71928227619402263 0.71371864530840912 0.70539877122398287 0.65520753400767351 0.63494052269276691 0.71292102562171022 0.63983438067624132 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $52,153 $50,704 $48,566 $46,962 $48,946 $,151,423 $,120,391 Manual Adj Transaction related costs 0 0 0 0 -5,871 0 -6,965 Adjusted non-interest expenses $52,153 $50,704 $48,566 $46,962 $43,075 $,151,423 $,113,426 Total non-interest income $7,742 $7,623 $7,538 $6,794 $6,059 $22,903 $16,176 Gain on sale of subsidiary or division 0 0 0 0 0 0 -1,071 Adjusted non-interest income $7,742 $7,623 $7,538 $6,794 $6,059 $22,903 $15,105 Adjusted net non-interest expenses $44,411 $43,081 $41,028 $40,168 $37,016 $,128,520 $98,321 AvgAssets Average total assets $4,840,540 $4,694,647 $4,501,760 $4,488,918 $4,060,560 $4,680,234 $3,702,513 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.6400032892485404E-2 3.6807329194807961E-2 3.6961395839256943E-2 3.5501244155728279E-2 3.6166675660928321E-2 3.6714140624329726E-2 3.550421479946643E-2 Total stockholders' equity $,633,693 $,643,362 $,646,216 $,636,607 $,616,641 $,633,693 $,616,641 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference 0 0 0 0 -9,658 0 -9,658 Total common stockholders' equity ,633,693 ,643,362 ,646,216 ,636,607 ,606,983 ,633,693 ,606,983 Goodwill and other intangibles -,192,440 -,194,668 -,197,015 -,199,417 -,201,842 -,192,440 -,201,842 Tangible common stockholders' equity $,441,253 $,448,694 $,449,201 $,437,190 $,405,141 $,441,253 $,405,141 Common shares outstanding, end of period Common shares outstanding 25,357,985 26,198,308 26,709,411 26,949,936 26,279,761 25,357,985 26,279,761 Tangible book value per share $17.400948852994432 $17.12683124421623 $16.818079589999197 $16.22230197503994 $15.416464403919047 $17.400948852994432 $15.416464403919047 Total assets at end of period $5,039,697 $4,783,189 $4,529,783 $4,559,779 $4,537,102 $5,039,697 $4,537,102 Goodwill and other intangibles -,192,440 -,194,668 -,197,015 -,199,417 -,201,842 -,192,440 -,201,842 Tangible assets at period end $4,847,257 $4,588,521 $4,332,768 $4,360,362 $4,335,260 $4,847,257 $4,335,260 Tangible common stockholders' equity ratio 9.1031484404478655E-2 9.7786192980265321E-2 0.10367529486923832 0.10026461105752228 9.3452526492067367E-2 9.1031484404478655E-2 9.3452526492067367E-2 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, December 31, September 30, June 30, (Dollars in thousands, except per share amounts) 2019 2019 2018 2018 2018 Net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $8,975 Gain on sale of subsidiary or division 0 0 0 0 0 Transaction related costs 0 0 0 0 5,871 Tax effect of adjustments 0 0 0 0 -1,392 Adjusted net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $13,454 Dilutive effect of convertible preferred stock 0 0 0 0 195 Adjusted net income available to common stockholders - diluted $14,317 $12,730 $14,788 $18,085 $13,649 Weighted average shares outstanding - diluted 25,734,471.402173914 26,486,423.318681318 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 25,734,471.402173914 26,486,423.318681318 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 Adjusted diluted earnings per common share $0.56000000000000005 $0.48 $0.55000000000000004 $0.67 $0.51 Net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $8,975 Average tangible common equity ,452,276.5981494306 ,456,345.82076029998 ,446,571.6126491609 ,428,747.99729180406 ,470,553.33638741396 Return on average tangible common equity 0.12558953778714052 0.11188858928262173 0.13429789961239313 0.16734835426017747 7.5671202822384542E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2019 2019 2019 2018 2018 Adjusted efficiency ratio: Net interest income $64,765 $63,419 $61,311 $64,881 $61,782 Non-interest income 7,742 7,623 7,538 6,794 6,059 Operating revenue 72,507 71,042 68,849 71,675 67,841 Gain on sale of subsidiary or division 0 0 0 0 0 Adjusted operating revenue $72,507 $71,042 $68,849 $71,675 $67,841 Non-interest expenses $52,153 $50,704 $48,566 $46,962 $48,946 Transaction related costs 0 0 0 0 -5,871 Adjusted non-interest expenses $52,153 $50,704 $48,566 $46,962 $43,075 Adjusted efficiency ratio 0.71928227619402263 0.71371864530840912 0.70539877122398287 0.65520753400767351 0.63494052269276691 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $52,153 $50,704 $48,566 $46,962 $48,946 Transaction related costs 0 0 0 0 -5,871 Adjusted non-interest expenses $52,153 $50,704 $48,566 $46,962 $43,075 Total non-interest income $7,742 $7,623 $7,538 $6,794 $6,059 Gain on sale of subsidiary or division 0 0 0 0 0 Adjusted non-interest income $7,742 $7,623 $7,538 $6,794 $6,059 Adjusted net non-interest expenses $44,411 $43,081 $41,028 $40,168 $37,016 Average total assets 4,840,540 4,694,647 4,501,760 4,488,918 4,060,560 Adjusted net non-interest expense to average assets ratio 3.6400032892485404E-2 3.6807329194807961E-2 3.6961395839256943E-2 3.5501244155728279E-2 3.6166675660928321E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2019 2019 2019 2018 2018 Total stockholders' equity $,633,693 $,643,362 $,646,216 $,636,607 $,616,641 Preferred stock liquidation preference 0 0 0 0 -9,658 Total common stockholders' equity ,633,693 ,643,362 ,646,216 ,636,607 ,606,983 Goodwill and other intangibles -,192,440 -,194,668 -,197,015 -,199,417 -,201,842 Tangible common stockholders' equity $,441,253 $,448,694 $,449,201 $,437,190 $,405,141 Common shares outstanding at end of period 25,357,985 26,198,308 26,709,411 26,949,936 26,279,761 Tangible book value per share $17.400948852994432 $17.12683124421623 $16.818079589999197 $16.22230197503994 $15.416464403919047 Total assets at end of period $5,039,697 $4,783,189 $4,529,783 $4,559,779 $4,537,102 Goodwill and other intangibles -,192,440 -,194,668 -,197,015 -,199,417 -,201,842 Tangible assets at period end $4,847,257 $4,588,521 $4,332,768 $4,360,362 $4,335,260 Tangible common stockholders' equity ratio 9.1031484404478655E-2 9.7786192980265321E-2 0.10367529486923832 0.10026461105752228 9.3452526492067367E-2 92 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended September 30, 2019 September 30, 2019 (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Loan Discount Accretion Net interest income $64,765 Provision for loan losses $2,865 Int_Inc_Discount_Loans $1,159 Average total assets 4,840,540 Average total assets 4,840,540 Int_Inc_Discount_Factored_Rec $0 Net interest income to average assets 5.3100000000000001E-2 Credit costs to average assets 2.3E-3 Net noninterest expense to average total assets: Taxes to average total assets: CHANGE LABEL TO ADJUSTED WHEN THERE IS A CORE RATIO Adjusted net noninterest expense Total noninterest expense $52,153 Income tax expense $3,172 Total noninterest income 7,742 Average total assets 4,840,540 Net noninterest expense $44,411 Taxes to average assets 2.6999999999999997E-3 MANUAL ADJ FOR ROUNDING Average total assets 4,840,540 Net noninterest expense to average assets ratio 3.6400000000000002E-2 Return on average total assets: Net interest income to average assets 5.31% Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio -3.64% Net interest income $64,765 Pre-provision net revenue to average assets 1.67% Net noninterest expense ,-44,411 Credit costs to average assets -0.23% Pre-provision net revenue $20,354 Taxes to average assets -0.27% Average total assets 4,840,540 Return on average assets 1.17E-2 Pre-provision net revenue to average assets 1.67E-2 0 0 $ Amount -3.4531287486908382E-5 Discount Accretion #REF! (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Net interest income Provision for loan losses Average total assets Average total assets Net interest income to average assets Credit costs to average assets Net noninterest expense to average total assets: Taxes to average total assets: Total noninterest expense Income tax expense Transaction related costs Tax effect of adjustments Adjusted noninterest expense Adjusted tax expense Total noninterest income Average total assets Net noninterest expense Taxes to average assets Average total assets Net noninterest expense to average assets ratio Return on average total assets: Net interest income to average assets Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio Net interest income Pre-provision net revenue to average assets Net noninterest expense Credit costs to average assets Pre-provision net revenue Taxes to average assets Average total assets Return on average assets Pre-provision net revenue to average assets (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total equity: Credit costs to average total equity: Net interest income $64,765 Provision for loan losses $2,865 Average total equity ,646,041 Average total equity ,646,041 Net interest income to average equity 0.3977 Credit costs to average equity 1.7600000000000001E-2 Net noninterest expense to average total equity: Taxes to average total equity: Total noninterest expense $52,153 Income tax expense $3,172 Total noninterest income 7,742 Average total equity ,646,041 Net noninterest expense $44,411 Taxes to average equity 1.95E-2 Average total equity ,646,041 Net noninterest expense to average equity ratio 0.2727 Return on average total equity: Net interest income to average equity 0.3977 Pre-provision net revenue to average total equity: Net noninterest expense to average equity ratio -0.2727 Net interest income $64,765 Pre-provision net revenue to average equity 0.125 Net noninterest expense ,-44,411 Credit costs to average equity -1.76% Pre-provision net revenue $20,354 Taxes to average equity -1.95% Average total equity ,646,041 Return on average equity 8.7899999999999992E-2 Pre-provision net revenue to average equity 0.125

NON-GAAP FINANCIAL RECONCILIATION PAGE 43738QTD 42916QTD 42825QTD 42460QTD 42185QTD 43738YTD 43373YTD Period end date 43738 43646 43555 43465 43373 43738 43373 Quarter 3 YTD Columns hidden for March Days in Year 365 365 365 365 365 365 365 Days in Quarter 92 91 90 92 92 273 273 As of and for the Three Months Ended As of and for the Nine Months Ended (Dollars in thousands, September 30, June 30, March 31, December 31, September 30, September 30, September 30, except per share amounts) 2019 2019 2019 2018 2018 2019 2018 Net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $8,975 $41,835 $33,045 Gain on sale of subsidiary or division 0 0 0 0 0 0 -1,071 Transaction related costs 0 0 0 0 5,871 0 6,965 Tax effect of adjustments 0 0 0 0 -1,392 0 -1,401 Adjusted net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $13,454 $41,835 $37,538 Manual Adj Dilutive effect of convertible preferred stock 0 0 0 0 195 0 578 Adjusted net income available to common stockholders - diluted $14,317 $12,730 $14,788 $18,085 $13,649 $41,835 $38,116 Diluted_Shrs Weighted average shares outstanding - diluted 25,734,471.402173914 26,486,423.318681318 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 26,331,740 24,974,308 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 25,734,471.402173914 26,486,423.318681318 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 26,331,740 24,974,308 YTD YTD Adjusted diluted earnings per common share $0.56000000000000005 $0.48 $0.55000000000000004 $0.67 $0.51 $1.59 $1.53 $3.6612640588151724E-3 $1.225528582615043E-3 $0 Net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $8,975 $41,835 $33,045 AvgTangEq Average tangible common equity ,452,276.5981494306 ,456,345.82076029998 ,446,571.6126491609 ,428,747.99729180406 ,470,553.33638741396 ,451,751.87804357999 ,430,080.44786849694 Return on average tangible common equity 0.12558953778714052 0.11188858928262173 0.13429789961239313 0.16734835426017747 7.5671202822384542E-2 0.12381407687882581 0.10272739478162216 Adjusted efficiency ratio: Net interest income $64,765 $63,419 $61,311 $64,881 $61,782 $,189,495 $,162,169 Non-interest income 7,742 7,623 7,538 6,794 6,059 22,903 16,176 Operating revenue 72,507 71,042 68,849 71,675 67,841 ,212,398 ,178,345 Manual Adj Gain on sale of subsidiary or division 0 0 0 0 0 0 -1,071 Adjusted operating revenue $72,507 $71,042 $68,849 $71,675 $67,841 $,212,398 $,177,274 Non-interest expenses $52,153 $50,704 $48,566 $46,962 $48,946 $,151,423 $,120,391 Manual Adj Transaction related costs 0 0 0 0 -5,871 0 -6,965 Adjusted non-interest expenses $52,153 $50,704 $48,566 $46,962 $43,075 $,151,423 $,113,426 Adjusted efficiency ratio 0.71928227619402263 0.71371864530840912 0.70539877122398287 0.65520753400767351 0.63494052269276691 0.71292102562171022 0.63983438067624132 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $52,153 $50,704 $48,566 $46,962 $48,946 $,151,423 $,120,391 Manual Adj Transaction related costs 0 0 0 0 -5,871 0 -6,965 Adjusted non-interest expenses $52,153 $50,704 $48,566 $46,962 $43,075 $,151,423 $,113,426 Total non-interest income $7,742 $7,623 $7,538 $6,794 $6,059 $22,903 $16,176 Gain on sale of subsidiary or division 0 0 0 0 0 0 -1,071 Adjusted non-interest income $7,742 $7,623 $7,538 $6,794 $6,059 $22,903 $15,105 Adjusted net non-interest expenses $44,411 $43,081 $41,028 $40,168 $37,016 $,128,520 $98,321 AvgAssets Average total assets $4,840,540 $4,694,647 $4,501,760 $4,488,918 $4,060,560 $4,680,234 $3,702,513 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.6400032892485404E-2 3.6807329194807961E-2 3.6961395839256943E-2 3.5501244155728279E-2 3.6166675660928321E-2 3.6714140624329726E-2 3.550421479946643E-2 Total stockholders' equity $,633,693 $,643,362 $,646,216 $,636,607 $,616,641 $,633,693 $,616,641 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference 0 0 0 0 -9,658 0 -9,658 Total common stockholders' equity ,633,693 ,643,362 ,646,216 ,636,607 ,606,983 ,633,693 ,606,983 Goodwill and other intangibles -,192,440 -,194,668 -,197,015 -,199,417 -,201,842 -,192,440 -,201,842 Tangible common stockholders' equity $,441,253 $,448,694 $,449,201 $,437,190 $,405,141 $,441,253 $,405,141 Common shares outstanding, end of period Common shares outstanding 25,357,985 26,198,308 26,709,411 26,949,936 26,279,761 25,357,985 26,279,761 Tangible book value per share $17.400948852994432 $17.12683124421623 $16.818079589999197 $16.22230197503994 $15.416464403919047 $17.400948852994432 $15.416464403919047 Total assets at end of period $5,039,697 $4,783,189 $4,529,783 $4,559,779 $4,537,102 $5,039,697 $4,537,102 Goodwill and other intangibles -,192,440 -,194,668 -,197,015 -,199,417 -,201,842 -,192,440 -,201,842 Tangible assets at period end $4,847,257 $4,588,521 $4,332,768 $4,360,362 $4,335,260 $4,847,257 $4,335,260 Tangible common stockholders' equity ratio 9.1031484404478655E-2 9.7786192980265321E-2 0.10367529486923832 0.10026461105752228 9.3452526492067367E-2 9.1031484404478655E-2 9.3452526492067367E-2 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, December 31, September 30, June 30, (Dollars in thousands, except per share amounts) 2019 2019 2018 2018 2018 Net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $8,975 Gain on sale of subsidiary or division 0 0 0 0 0 Transaction related costs 0 0 0 0 5,871 Tax effect of adjustments 0 0 0 0 -1,392 Adjusted net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $13,454 Dilutive effect of convertible preferred stock 0 0 0 0 195 Adjusted net income available to common stockholders - diluted $14,317 $12,730 $14,788 $18,085 $13,649 Weighted average shares outstanding - diluted 25,734,471.402173914 26,486,423.318681318 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 25,734,471.402173914 26,486,423.318681318 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 Adjusted diluted earnings per common share $0.56000000000000005 $0.48 $0.55000000000000004 $0.67 $0.51 Net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $8,975 Average tangible common equity ,452,276.5981494306 ,456,345.82076029998 ,446,571.6126491609 ,428,747.99729180406 ,470,553.33638741396 Return on average tangible common equity 0.12558953778714052 0.11188858928262173 0.13429789961239313 0.16734835426017747 7.5671202822384542E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2019 2019 2019 2018 2018 Adjusted efficiency ratio: Net interest income $64,765 $63,419 $61,311 $64,881 $61,782 Non-interest income 7,742 7,623 7,538 6,794 6,059 Operating revenue 72,507 71,042 68,849 71,675 67,841 Gain on sale of subsidiary or division 0 0 0 0 0 Adjusted operating revenue $72,507 $71,042 $68,849 $71,675 $67,841 Non-interest expenses $52,153 $50,704 $48,566 $46,962 $48,946 Transaction related costs 0 0 0 0 -5,871 Adjusted non-interest expenses $52,153 $50,704 $48,566 $46,962 $43,075 Adjusted efficiency ratio 0.71928227619402263 0.71371864530840912 0.70539877122398287 0.65520753400767351 0.63494052269276691 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $52,153 $50,704 $48,566 $46,962 $48,946 Transaction related costs 0 0 0 0 -5,871 Adjusted non-interest expenses $52,153 $50,704 $48,566 $46,962 $43,075 Total non-interest income $7,742 $7,623 $7,538 $6,794 $6,059 Gain on sale of subsidiary or division 0 0 0 0 0 Adjusted non-interest income $7,742 $7,623 $7,538 $6,794 $6,059 Adjusted net non-interest expenses $44,411 $43,081 $41,028 $40,168 $37,016 Average total assets 4,840,540 4,694,647 4,501,760 4,488,918 4,060,560 Adjusted net non-interest expense to average assets ratio 3.6400032892485404E-2 3.6807329194807961E-2 3.6961395839256943E-2 3.5501244155728279E-2 3.6166675660928321E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2019 2019 2019 2018 2018 Total stockholders' equity $,633,693 $,643,362 $,646,216 $,636,607 $,616,641 Preferred stock liquidation preference 0 0 0 0 -9,658 Total common stockholders' equity ,633,693 ,643,362 ,646,216 ,636,607 ,606,983 Goodwill and other intangibles -,192,440 -,194,668 -,197,015 -,199,417 -,201,842 Tangible common stockholders' equity $,441,253 $,448,694 $,449,201 $,437,190 $,405,141 Common shares outstanding at end of period 25,357,985 26,198,308 26,709,411 26,949,936 26,279,761 Tangible book value per share $17.400948852994432 $17.12683124421623 $16.818079589999197 $16.22230197503994 $15.416464403919047 Total assets at end of period $5,039,697 $4,783,189 $4,529,783 $4,559,779 $4,537,102 Goodwill and other intangibles -,192,440 -,194,668 -,197,015 -,199,417 -,201,842 Tangible assets at period end $4,847,257 $4,588,521 $4,332,768 $4,360,362 $4,335,260 Tangible common stockholders' equity ratio 9.1031484404478655E-2 9.7786192980265321E-2 0.10367529486923832 0.10026461105752228 9.3452526492067367E-2 92 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended September 30, 2019 September 30, 2019 (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Loan Discount Accretion Net interest income $64,765 Provision for loan losses $2,865 Int_Inc_Discount_Loans $1,159 Average total assets 4,840,540 Average total assets 4,840,540 Int_Inc_Discount_Factored_Rec $0 Net interest income to average assets 5.3100000000000001E-2 Credit costs to average assets 2.3E-3 Net noninterest expense to average total assets: Taxes to average total assets: CHANGE LABEL TO ADJUSTED WHEN THERE IS A CORE RATIO Adjusted net noninterest expense Total noninterest expense $52,153 Income tax expense $3,172 Total noninterest income 7,742 Average total assets 4,840,540 Net noninterest expense $44,411 Taxes to average assets 2.6999999999999997E-3 MANUAL ADJ FOR ROUNDING Average total assets 4,840,540 Net noninterest expense to average assets ratio 3.6400000000000002E-2 Return on average total assets: Net interest income to average assets 5.31% Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio -3.64% Net interest income $64,765 Pre-provision net revenue to average assets 1.67% Net noninterest expense ,-44,411 Credit costs to average assets -0.23% Pre-provision net revenue $20,354 Taxes to average assets -0.27% Average total assets 4,840,540 Return on average assets 1.17E-2 Pre-provision net revenue to average assets 1.67E-2 0 0 $ Amount -3.4531287486908382E-5 Discount Accretion #REF! (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Net interest income Provision for loan losses Average total assets Average total assets Net interest income to average assets Credit costs to average assets Net noninterest expense to average total assets: Taxes to average total assets: Total noninterest expense Income tax expense Transaction related costs Tax effect of adjustments Adjusted noninterest expense Adjusted tax expense Total noninterest income Average total assets Net noninterest expense Taxes to average assets Average total assets Net noninterest expense to average assets ratio Return on average total assets: Net interest income to average assets Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio Net interest income Pre-provision net revenue to average assets Net noninterest expense Credit costs to average assets Pre-provision net revenue Taxes to average assets Average total assets Return on average assets Pre-provision net revenue to average assets (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total equity: Credit costs to average total equity: Net interest income $64,765 Provision for loan losses $2,865 Average total equity ,646,041 Average total equity ,646,041 Net interest income to average equity 0.3977 Credit costs to average equity 1.7600000000000001E-2 Net noninterest expense to average total equity: Taxes to average total equity: Total noninterest expense $52,153 Income tax expense $3,172 Total noninterest income 7,742 Average total equity ,646,041 Net noninterest expense $44,411 Taxes to average equity 1.95E-2 Average total equity ,646,041 Net noninterest expense to average equity ratio 0.2727 Return on average total equity: Net interest income to average equity 0.3977 Pre-provision net revenue to average total equity: Net noninterest expense to average equity ratio -0.2727 Net interest income $64,765 Pre-provision net revenue to average equity 0.125 Net noninterest expense ,-44,411 Credit costs to average equity -1.76% Pre-provision net revenue $20,354 Taxes to average equity -1.95% Average total equity ,646,041 Return on average equity 8.7899999999999992E-2 Pre-provision net revenue to average equity 0.125

NON-GAAP FINANCIAL RECONCILIATION PAGE Ratios may not recalculate due to rounding 43738QTD 43646QTD 43555QTD 43465QTD 43373QTD 43738YTD 43373YTD Period end date 43738 43646 43555 43465 43373 43738 43373 Quarter 3 YTD Columns hidden for March Days in Year 365 365 365 365 365 365 365 Days in Quarter 92 91 90 92 92 273 273 As of and for the Three Months Ended As of and for the Nine Months Ended (Dollars in thousands, September 30, June 30, March 31, December 31, September 30, September 30, September 30, except per share amounts) 2019 2019 2019 2018 2018 2019 2018 Net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $8,975 $41,835 $33,045 Gain on sale of subsidiary or division 0 0 0 0 0 0 -1,071 Transaction related costs 0 0 0 0 5,871 0 6,965 Tax effect of adjustments 0 0 0 0 -1,392 0 -1,401 Adjusted net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $13,454 $41,835 $37,538 Manual Adj Dilutive effect of convertible preferred stock 0 0 0 0 195 0 578 Adjusted net income available to common stockholders - diluted $14,317 $12,730 $14,788 $18,085 $13,649 $41,835 $38,116 Diluted_Shrs Weighted average shares outstanding - diluted 25,734,471.402173914 26,486,423.318681318 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 26,331,740 24,974,308 Manual Adj Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 25,734,471.402173914 26,486,423.318681318 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 26,331,740 24,974,308 YTD YTD Adjusted diluted earnings per common share $0.56000000000000005 $0.48 $0.55000000000000004 $0.67 $0.51 $1.59 $1.53 $3.6612640588151724E-3 $1.225528582615043E-3 $0 AvgTotalEqty Average total stockholders' equity $,646,041.23177669407 $,652,347.38715799293 $,644,960.20639636007 $,632,126.24681310402 $,618,682.20802035497 $,647,786.90157654998 $,534,958.1411370002 Average preferred stock liquidation preference 0 0 0 2,624.3479347799439 9,657.6003999999957 0 9,657.6003999999957 AvgCmnEqty Average total common stockholders' equity ,646,041.23177669407 ,652,347.38715799293 ,644,960.20639636007 ,629,501.89887832408 ,609,024.60762035497 ,647,786.90157654998 ,525,300.41371370002 AvgGWandIntangibles Average goodwill and other intangibles ,193,765.17196175098 ,196,001.56639769298 ,198,389.14513144398 ,200,753.90158652002 ,138,471.27123294101 ,196,035.2353297002 95,219.965845202998 Average tangible common stockholders' equity $,452,276.5981494312 $,456,345.82076029992 $,446,571.6126491609 $,428,747.99729180406 $,470,553.33638741396 $,451,751.87804357999 $,430,080.44786849699 Net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $8,975 $41,835 $33,045 AvgTangEq Average tangible common equity ,452,276.5981494306 ,456,345.82076029998 ,446,571.6126491609 ,428,747.99729180406 ,470,553.33638741396 ,451,751.87804357999 ,430,080.44786849694 Return on average tangible common equity 0.12558953778714052 0.11188858928262173 0.13429789961239313 0.16734835426017747 7.5671202822384542E-2 0.12381407687882581 0.10272739478162216 Adjusted efficiency ratio: Net interest income $64,765 $63,419 $61,311 $64,881 $61,782 $,189,495 $,162,169 Non-interest income 7,742 7,623 7,538 6,794 6,059 22,903 16,176 Operating revenue 72,507 71,042 68,849 71,675 67,841 ,212,398 ,178,345 Manual Adj Gain on sale of subsidiary or division 0 0 0 0 0 0 -1,071 Adjusted operating revenue $72,507 $71,042 $68,849 $71,675 $67,841 $,212,398 $,177,274 Non-interest expenses $52,153 $50,704 $48,566 $46,962 $48,946 $,151,423 $,120,391 Manual Adj Transaction related costs 0 0 0 0 -5,871 0 -6,965 Adjusted non-interest expenses $52,153 $50,704 $48,566 $46,962 $43,075 $,151,423 $,113,426 Adjusted efficiency ratio 0.71928227619402263 0.71371864530840912 0.70539877122398287 0.65520753400767351 0.63494052269276691 0.71292102562171022 0.63983438067624132 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $52,153 $50,704 $48,566 $46,962 $48,946 $,151,423 $,120,391 Manual Adj Transaction related costs 0 0 0 0 -5,871 0 -6,965 Adjusted non-interest expenses $52,153 $50,704 $48,566 $46,962 $43,075 $,151,423 $,113,426 Total non-interest income $7,742 $7,623 $7,538 $6,794 $6,059 $22,903 $16,176 Gain on sale of subsidiary or division 0 0 0 0 0 0 -1,071 Adjusted non-interest income $7,742 $7,623 $7,538 $6,794 $6,059 $22,903 $15,105 Adjusted net non-interest expenses $44,411 $43,081 $41,028 $40,168 $37,016 $,128,520 $98,321 AvgAssets Average total assets $4,840,540 $4,694,647 $4,501,760 $4,488,918 $4,060,560 $4,680,234 $3,702,513 CHECK ROUNDING $0 $0 Adjusted net non-interest expense to average assets ratio 3.6400032892485404E-2 3.6807329194807961E-2 3.6961395839256943E-2 3.5501244155728279E-2 3.6166675660928321E-2 3.6714140624329726E-2 3.550421479946643E-2 Total stockholders' equity $,633,693 $,643,362 $,646,216 $,636,607 $,616,641 $,633,693 $,616,641 Preferred_Stock_A Preferred_Stock_B Preferred stock liquidation preference 0 0 0 0 -9,658 0 -9,658 Total common stockholders' equity ,633,693 ,643,362 ,646,216 ,636,607 ,606,983 ,633,693 ,606,983 Goodwill and other intangibles -,192,440 -,194,668 -,197,015 -,199,417 -,201,842 -,192,440 -,201,842 Tangible common stockholders' equity $,441,253 $,448,694 $,449,201 $,437,190 $,405,141 $,441,253 $,405,141 Common shares outstanding, end of period Common shares outstanding 25,357,985 26,198,308 26,709,411 26,949,936 26,279,761 25,357,985 26,279,761 Tangible book value per share $17.400948852994432 $17.12683124421623 $16.818079589999197 $16.22230197503994 $15.416464403919047 $17.400948852994432 $15.416464403919047 Total assets at end of period $5,039,697 $4,783,189 $4,529,783 $4,559,779 $4,537,102 $5,039,697 $4,537,102 Goodwill and other intangibles -,192,440 -,194,668 -,197,015 -,199,417 -,201,842 -,192,440 -,201,842 Tangible assets at period end $4,847,257 $4,588,521 $4,332,768 $4,360,362 $4,335,260 $4,847,257 $4,335,260 Tangible common stockholders' equity ratio 9.1031484404478655E-2 9.7786192980265321E-2 0.10367529486923832 0.10026461105752228 9.3452526492067367E-2 9.1031484404478655E-2 9.3452526492067367E-2 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 $0 $0 0 0 0 0 0 0 0 $0 $0 $0 $0 $0 $0 $0 Slide Deck Presentation: Metrics and non-GAAP financial reconciliation As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2019 2019 2019 2018 2018 Net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $8,975 Gain on sale of subsidiary or division 0 0 0 0 0 Transaction related costs 0 0 0 0 5,871 Tax effect of adjustments 0 0 0 0 -1,392 Adjusted net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $13,454 Dilutive effect of convertible preferred stock 0 0 0 0 195 Adjusted net income available to common stockholders - diluted $14,317 $12,730 $14,788 $18,085 $13,649 Weighted average shares outstanding - diluted 25,734,471.402173914 26,486,423.318681318 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 Adjusted effects of assumed Preferred Stock conversion 0 0 0 0 0 Adjusted weighted average shares outstanding - diluted 25,734,471.402173914 26,486,423.318681318 26,793,684.755555555 26,979,949.391304348 26,991,830.282608695 Adjusted diluted earnings per common share $0.56000000000000005 $0.48 $0.55000000000000004 $0.67 $0.51 Average total stockholders' equity $,646,041.23177669407 $,652,347.38715799293 $,644,960.20639636007 $,632,126.24681310402 $,618,682.20802035497 Average preferred stock liquidation preference 0 0 0 2,624.3479347799439 9,657.6003999999957 Average total common stockholders' equity ,646,041.23177669407 ,652,347.38715799293 ,644,960.20639636007 ,629,501.89887832408 ,609,024.60762035497 Average goodwill and other intangibles ,193,765.17196175098 ,196,001.56639769298 ,198,389.14513144398 ,200,753.90158652002 ,138,471.27123294101 Average tangible common stockholders' equity $,452,276.5981494312 $,456,345.82076029992 $,446,571.6126491609 $,428,747.99729180406 $,470,553.33638741396 Net income available to common stockholders $14,317 $12,730 $14,788 $18,085 $8,975 Average tangible common equity ,452,276.5981494306 ,456,345.82076029998 ,446,571.6126491609 ,428,747.99729180406 ,470,553.33638741396 Return on average tangible common equity 0.12558953778714052 0.11188858928262173 0.13429789961239313 0.16734835426017747 7.5671202822384542E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2019 2019 2019 2018 2018 Adjusted efficiency ratio: Net interest income $64,765 $63,419 $61,311 $64,881 $61,782 Non-interest income 7,742 7,623 7,538 6,794 6,059 Operating revenue 72,507 71,042 68,849 71,675 67,841 Gain on sale of subsidiary or division 0 0 0 0 0 Adjusted operating revenue $72,507 $71,042 $68,849 $71,675 $67,841 Non-interest expenses $52,153 $50,704 $48,566 $46,962 $48,946 Transaction related costs 0 0 0 0 -5,871 Adjusted non-interest expenses $52,153 $50,704 $48,566 $46,962 $43,075 Adjusted efficiency ratio 0.71928227619402263 0.71371864530840912 0.70539877122398287 0.65520753400767351 0.63494052269276691 Adjusted net non-interest expense to average assets ratio: Non-interest expenses $52,153 $50,704 $48,566 $46,962 $48,946 Transaction related costs 0 0 0 0 -5,871 Adjusted non-interest expenses $52,153 $50,704 $48,566 $46,962 $43,075 Total non-interest income $7,742 $7,623 $7,538 $6,794 $6,059 Gain on sale of subsidiary or division 0 0 0 0 0 Adjusted non-interest income $7,742 $7,623 $7,538 $6,794 $6,059 Adjusted net non-interest expenses $44,411 $43,081 $41,028 $40,168 $37,016 Average total assets 4,840,540 4,694,647 4,501,760 4,488,918 4,060,560 Adjusted net non-interest expense to average assets ratio 3.6400032892485404E-2 3.6807329194807961E-2 3.6961395839256943E-2 3.5501244155728279E-2 3.6166675660928321E-2 Metrics and non-GAAP financial reconciliation (cont'd) As of and for the Three Months Ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share amounts) 2019 2019 2019 2018 2018 Total stockholders' equity $,633,693 $,643,362 $,646,216 $,636,607 $,616,641 Preferred stock liquidation preference 0 0 0 0 -9,658 Total common stockholders' equity ,633,693 ,643,362 ,646,216 ,636,607 ,606,983 Goodwill and other intangibles -,192,440 -,194,668 -,197,015 -,199,417 -,201,842 Tangible common stockholders' equity $,441,253 $,448,694 $,449,201 $,437,190 $,405,141 Common shares outstanding at end of period 25,357,985 26,198,308 26,709,411 26,949,936 26,279,761 Tangible book value per share $17.400948852994432 $17.12683124421623 $16.818079589999197 $16.22230197503994 $15.416464403919047 Total assets at end of period $5,039,697 $4,783,189 $4,529,783 $4,559,779 $4,537,102 Goodwill and other intangibles -,192,440 -,194,668 -,197,015 -,199,417 -,201,842 Tangible assets at period end $4,847,257 $4,588,521 $4,332,768 $4,360,362 $4,335,260 Tangible common stockholders' equity ratio 9.1031484404478655E-2 9.7786192980265321E-2 0.10367529486923832 0.10026461105752228 9.3452526492067367E-2 92 365 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended September 30, 2019 September 30, 2019 (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Loan Discount Accretion Net interest income $64,765 Provision for loan losses $2,865 Int_Inc_Discount_Loans $1,159 Average total assets 4,840,540 Average total assets 4,840,540 Int_Inc_Discount_Factored_Rec $0 Net interest income to average assets 5.3100000000000001E-2 Credit costs to average assets 2.3E-3 Net noninterest expense to average total assets: Taxes to average total assets: CHANGE LABEL TO ADJUSTED WHEN THERE IS A CORE RATIO Adjusted net noninterest expense Total noninterest expense $52,153 Income tax expense $3,172 Total noninterest income 7,742 Average total assets 4,840,540 Net noninterest expense $44,411 Taxes to average assets 2.6999999999999997E-3 MANUAL ADJ FOR ROUNDING Average total assets 4,840,540 Net noninterest expense to average assets ratio 3.6400000000000002E-2 Return on average total assets: Net interest income to average assets 5.31% Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio -3.64% Net interest income $64,765 Pre-provision net revenue to average assets 1.67% Net noninterest expense ,-44,411 Credit costs to average assets -0.23% Pre-provision net revenue $20,354 Taxes to average assets -0.27% Average total assets 4,840,540 Return on average assets 1.17E-2 Pre-provision net revenue to average assets 1.67E-2 0 0 $ Amount -3.4531287486908382E-5 Discount Accretion #REF! (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Credit costs to average total assets: Net interest income Provision for loan losses Average total assets Average total assets Net interest income to average assets Credit costs to average assets Net noninterest expense to average total assets: Taxes to average total assets: Total noninterest expense Income tax expense Transaction related costs Tax effect of adjustments Adjusted noninterest expense Adjusted tax expense Total noninterest income Average total assets Net noninterest expense Taxes to average assets Average total assets Net noninterest expense to average assets ratio Return on average total assets: Net interest income to average assets Pre-provision net revenue to average total assets: Net noninterest expense to average assets ratio Net interest income Pre-provision net revenue to average assets Net noninterest expense Credit costs to average assets Pre-provision net revenue Taxes to average assets Average total assets Return on average assets Pre-provision net revenue to average assets (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total equity: Credit costs to average total equity: Net interest income $64,765 Provision for loan losses $2,865 Average total equity ,646,041 Average total equity ,646,041 Net interest income to average equity 0.3977 Credit costs to average equity 1.7600000000000001E-2 Net noninterest expense to average total equity: Taxes to average total equity: Total noninterest expense $52,153 Income tax expense $3,172 Total noninterest income 7,742 Average total equity ,646,041 Net noninterest expense $44,411 Taxes to average equity 1.95E-2 Average total equity ,646,041 Net noninterest expense to average equity ratio 0.2727 Return on average total equity: Pre-provision net revenue to average total equity: Net interest income to average equity 0.3977 Net interest income $64,765 Net noninterest expense to average equity ratio -0.2727 Net noninterest expense ,-44,411 Pre-provision net revenue to average equity 0.125 Pre-provision net revenue $20,354 Credit costs to average equity -1.76% Average total equity ,646,041 Taxes to average equity -1.95% Pre-provision net revenue to average equity 0.125 Return on average equity 8.7899999999999992E-2 Metrics and non-GAAP financial reconciliation (cont'd) For the Three Months Ended For the Three Months Ended September 30, 2019 September 30, 2019 (Dollars in thousands, except per share amounts) GAAP (Dollars in thousands, except per share amounts) GAAP Net interest income to average total assets: Return on average total assets: Net interest income $64,765 Net interest income to average assets 5.308252753330971% 5.31% Average total assets 4,840,540 Net noninterest expense to average assets ratio -3.64000328924854% -3.64% Net interest income to average assets 5.3082527533309706E-2 Pre-provision net revenue to average assets 1.66824946408243% 1.67% Credit costs to average assets -0.234820414395016% -0.23% Net noninterest expense to average total assets: Taxes to average assets -0.269982671714133% -0.27% Total noninterest expense $52,153 Return on average assets 1.1734531287486909E-2 1.1699999999999999E-2 Total noninterest income 7,742 Net noninterest expense $44,411 Average tangible common equity to average assets: Average total assets 4,840,540 Average tangible equity $,452,276.5981494312 Net noninterest expense to average assets ratio 3.6400032892485404E-2 Average assets 4,840,540 Average tangible equity to average assets 9.343504233307505E-2 Pre-provision net revenue to average total assets: Net interest income $64,765 Return on average tangible common equity: Net noninterest expense 44,411 Return on average assets 1.173453128748691% Pre-provision net revenue $20,354 Average tangible equity to average assets 9.343504233307505% Average total assets 4,840,540 Return on average tangible common equity: 0.12559026029715839 Pre-provision net revenue to average assets 1.6682494640824299E-2 Credit costs to average total assets: Provision for loan losses $2,865 Average total assets 4,840,540 Credit costs to average assets 2.348204143950163E-3 Taxes to average total assets: Income tax expense $3,172 Average total assets 4,840,540 Taxes to average assets 2.6998267171413322E-3